UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 27, 2026

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
(203)
849-5216
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Xerox Holdings Corporation Warrants to Purchase Common Stock, $1 par value	XRXDW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation		Xerox Corporation
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation	☐	Xerox Corporation	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 30, 2026, Xerox Holdings Corporation (“Xerox Holdings”) and Xerox Corporation (together with Xerox Holdings, the “Company”) announced the appointment of Louis J. Pastor, the Company’s President and Chief Operating Officer, as its new Chief Executive Officer, effective as of March 31, 2026, to succeed Steven Bandrowczak. Mr. Pastor has also been appointed to the Company’s Board of Directors (the “Board”), effective March 31, 2026, to fill the vacancy created by Mr. Bandrowczak’s departure. Mr. Pastor will be nominated for re-election
to the Board at the upcoming annual general meeting. The Company thanks Mr. Bandrowczak for his leadership and service and wishes him well in his future endeavors.
Mr. Pastor, age 41, has been the Company’s President and Chief Operating Officer since September 1, 2025, prior to which he served in a variety of senior executive roles since first joining Xerox in 2018, including chief administrative officer, chief transformation officer, chief corporate development officer and chief legal officer. Prior to joining Xerox, Mr. Pastor was deputy general counsel at Icahn Enterprises and began his career as an attorney at Simpson, Thacher & Bartlett LLP. Mr. Pastor earned his law degree from the University of Pennsylvania Law School and a Bachelor of Arts degree from The Ohio State University.
On March 31, 2026, the Company and Mr. Pastor entered into an offer letter (the “Offer Letter”) setting forth the terms of his employment as Chief Executive Officer.
Pursuant to the Offer Letter, Mr. Pastor is entitled to an annual base salary of $900,000 and is eligible to receive an annual bonus targeted at 150% of his base salary under the Xerox Holdings Management Incentive Plan. Mr. Pastor will also be entitled to receive a long-term incentive (“LTI”) award with a target grant date fair value of $6 million during Xerox’s normal 2026 grant cycle and will be eligible for additional LTI grants in future years at the discretion of the Compensation and Human Capital Committee of the Board of Directors of Xerox Holdings. In addition, Mr. Pastor is eligible to participate in Xerox’s benefit plans and other executive benefit programs. Mr. Pastor is also eligible for severance benefits under Xerox’s Officer Severance Program (the “OSP”), which was filed with the Securities and Exchange Commission as Exhibit 10(a) to Xerox’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2022.
Further, pursuant to the Offer Letter, Mr. Pastor will retain the severance protections set forth in that certain Amended and Restated Severance Letter Agreement Providing Certain Benefits Upon Termination of Employment Following a Change In Control by and between Mr. Pastor and Xerox Corporation, dated as of December 29, 2023 (the “Change in Control Severance Agreement”). The Change in Control Severance Agreement was previously disclosed on the Company’s Current Report on Form
8-K
filed with the Securities and Exchange Commission on January 3, 2024, and such description is incorporated herein by reference. In addition, the Offer Letter provides that if Mr. Pastor terminates his employment for “good reason” (as defined in the Offer Letter), such termination will be treated as an involuntary termination by the Company other than for “cause” (as defined in the OSP) for all purposes under the OSP and any LTI awards granted to Mr. Pastor on or following the date of the Offer Letter.
The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached as Exhibit 10.1 to this Current Report on Form
8-K
and incorporated herein by reference.
There are no family relationships between Mr. Pastor and any of the Company’s directors or executive officers, and there is no arrangement or understanding between Mr. Pastor or any other person and the Company or any of its subsidiaries pursuant to which he was appointed as an officer of the Company. There are no transactions between Mr. Pastor or any of his immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation
S-K.
With respect to Mr. Bandrowczak, conditional upon his entering into a General Release and Non-Competition Agreement (the “Release Agreement”) with the Company, substantially in the form attached hereto as Exhibit 10.2, which contains customary non-disparagement obligations, as well as non-competition and non-solicitation covenants that will apply for 24 months following March 31, 2026 (the “Separation Date”) and a general cooperation covenant that survives for 36 months following the Separation Date, Mr. Bandrowczak will be entitled to continued vesting on a prorated basis of all outstanding time-based and performance-based restricted stock units held by him as of the Separation Date through March 31, 2028. Mr. Bandrowczak is also entitled to receive severance benefits under the Company’s Officer Severance Program, which was filed with the Securities and Exchange Commission as Exhibit 10(a) to Xerox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Further, pursuant to the Release Agreement, Mr. Bandrowczak has agreed to make himself reasonably available for a period of 90 days following the Separation Date to advise and consult with the Chief Executive Officer of Xerox on transition matters. Contingent upon his continued service through June 30, 2026 and his performance of such transition advisory services, Mr. Bandrowczak will be entitled to a prorated bonus under the 2026 Annual Bonus Plan to reflect service through June 30, 2026, payable in March 2027, subject to final plan results and approval by the Compensation and Human Capital Committee.

Item 7.01 Regulation FD Disclosure.
On March 30, 2026, the Company issued a press release a
nnoun
cing the management changes described herein. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form
8-K,
and the text of such press release is incorporated herein by reference.
None of the information furnished in this
Item
7.01 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter, dated March 31, 2026, by and between Xerox Corporation and Louis J. Pastor

10.2	Form of General Release and Non-Competition Agreement

99.1	Press Release, dated March 30, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: April 2, 2026	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

XEROX CORPORATION

Date: April 2, 2026	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary